UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21321
Pioneer Municipal High Income Trust
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  April 30, 2021

Date of reporting period:  May 1, 2020 through October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Municipal High Income Trust
Semiannual Report | October 31, 2020
Ticker Symbol: MHI
Beginning in or after April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Trust’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Trust or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Trust’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Trust, by calling 1-800-710-0935.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Trust, you can inform the Trust that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-710-0935. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20 1

President’s Letter

Dear Shareholders,
The new decade has arrived delivering a calendar year that will go down in the history books. The beginning of 2020 seemed to extend the positive market environment of 2019. Then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. As the fourth quarter of 2020 got underway, it appeared that the long-anticipated “second wave” of COVID-19 cases was occurring, both in some U.S. states and in Europe. In response, some governments began retightening restrictions on both business and personal activities.
However, as the fourth quarter continued, we began to read some encouraging news on the vaccine front, as multiple pharmaceutical companies announced successful clinical trials for their COVID-19 vaccinations and applied for emergency-use approval for the drugs with the Food and Drug Administration. Government officials followed up on the positive news by announcing that deployment of at least one of the vaccines to frontline workers could begin even before the end of this calendar year, with the potential for widespread distribution by mid-2021.
While there may finally be a light visible at the end of the pandemic tunnel as 2020 comes to a close, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile, delivering significantly negative performance in the first quarter, and then recovering most of those losses throughout the following quarters. Despite the rebound, volatility has remained elevated, with momentum rising and falling on seemingly every bit of positive or negative news about the virus, from vaccines to spikes in the number of cases as well as rising hospitalization rates in some areas. In addition, the U.S. Presidential Election was in high gear as we entered the fourth quarter. This election contributed to the market volatility as investors pondered the possible outcomes and their potential effects on the economic outlook.
With the advent of COVID-19 last winter, we implemented our business continuity plan according to the new COVID-19 guidelines, and most of our employees have been working remotely since March. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
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Since 1928, Amundi’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility. As 2020 has reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
December 18, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20 3

Portfolio Management Discussion | 10/31/20
During the six-month period ended October 31, 2020, the municipal bond market staged a steady and strong recovery from the disruptions and volatility that had beset global financial markets earlier this year with the onset of the COVID-19 pandemic and the resulting economic downturn. In the following interview, David Eurkus and Jonathan Chirunga discuss the factors that influenced the performance of Pioneer Municipal High Income Trust during the six-month period. Mr. Eurkus, Director of Municipals, U.S., a senior vice president, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi)*, and Mr. Chirunga, a Managing Director, Deputy Director of Municipals, and a portfolio manager at Amundi, are responsible for the day-to-day management of the Trust.
Q How did Pioneer Municipal High Income Trust perform during the six-month period ended October 31, 2020?
A Pioneer Municipal High Income Trust returned 7.16% at net asset value (NAV) and 7.26% at market price during the six-month period ended October 31, 2020. During the same six-month period, the Trust’s benchmarks, the Bloomberg Barclays U.S. Municipal High Yield Bond Index and the Bloomberg Barclays Municipal Bond Index, returned 11.74% and 4.99% at NAV, respectively. The Bloomberg Barclays U.S. Municipal High Yield Bond Index is an unmanaged measure of the performance of lower-rated municipal bonds, while the Bloomberg Barclays Municipal Bond Index is an unmanaged measure of the performance of investment-grade municipal bonds. Unlike the Trust, the two indices do not use leverage. While use of leverage increases investment opportunity, it also increases investment risk.
During the same six-month period, the average return at NAV of the 19 closed-end funds in Morningstar’s High Yield Municipal Debt Closed End Funds category (which may or may not be leveraged) was 9.90%, while the average return at market price in the same closed-end funds Morningstar category was 10.22%.
The shares of the Trust were selling at a 12.0% discount to NAV on October 31, 2020. Comparatively, the shares of the Trust were selling at a 12.1% discount to NAV on April 30, 2020.
* See Notes to Financial Statements Note 6.
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On October 31, 2020, the standardized 30-day SEC yield of the Trust’s shares was 2.07%**.
Q How would you describe the investment environment in the municipal bond market during the six-month period ended October 31, 2020?
A Early this year, the environment for municipal bonds was largely favorable. Declines in U.S. Treasury medium- and longer-term interest rates, the U.S. Federal Reserve System’s (Fed’s) accommodative stance on monetary policy, healthy demand for tax-free bonds with limited supply, as well as the longer-term effects on the municipal market from the federal tax overhaul legislation passed in late 2017, all combined to support performance in the municipal bond market. The federal tax overhaul passed in 2017 has boosted the performance of tax-free bonds given the fact that, under the law, income earned by investors on advance-refunding bonds, formerly treated as tax-exempt, is now treated as taxable income. (An advance-refunding bond is issued to retire, or pre-refund, another outstanding bond more than 90 days in advance of the original bond’s maturity date.) This change in the law has served to remove approximately one quarter of the prior municipal supply from the tax-exempt marketplace, which in turn has helped to boost tax-free bond prices. In addition, the concurrently enacted federal limits on state and local tax deductions have significantly increased demand for municipal investments in high tax states.
In March 2020, however, the investment environment for tax-exempt bonds as well as in the financial markets in general turned swiftly and dramatically negative. News of a number of emerging “hot spots” for the spread of the COVID-19 virus, which had emerged in China, then spread through Asia and Europe before eventually landing in the United States, roiled the markets as Americans began focusing on the serious public health implications of what quickly became a global pandemic. In fact, the COVID-19 outbreak had already begun to have a negative impact on U.S. economic activity as early as the middle of February. While public health officials provided guidance on how to deal with the outbreak, many governors and mayors in U.S. states and cities shut down businesses deemed non-essential and directed “shelter-in-place” and other quarantine-like efforts for individuals. Those measures, along with swift public recognition of the need for staying at home, working from
** The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust’s portfolio securities during the period indicated.
Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20 5

home, and social distancing, dramatically curtailed activities in the U.S. transportation, retail sales, manufacturing, and services industries. Financial markets, including the municipal bond market, experienced intense volatility at times as investors looked for so-called “safe havens,” such as U.S. Treasuries, and tried to ascertain some levels of certainty regarding the near-term and medium-term paths for the U.S. economy during a very uncertain time.
In an attempt to mitigate the very serious economic effects from COVID-19 on individuals, states, municipalities, and the United States overall, the Fed as well as Congress and the White House undertook a large number of monetary and fiscal measures. In short order, the Fed reduced the federal funds rate’s target range to near zero, reintroduced lending facilities from the 2008-2009 financial crisis-era, instituted new lending facilities, and rebooted quantitative easing (that is, injecting massive liquidity into the economy by purchasing Treasury, agency, mortgage, and taxable corporate bonds in significant quantities). Federal lawmakers also approved two large aid packages in the form of loans and grants to individuals, small businesses, medical systems, and higher-education institutions in light of the sudden freeze-up in economic activity and continuously rising unemployment figures. Taken together, those measures helped to calm financial markets, including the municipal bond market, to some degree. However, investments considered higher risk, including high-yield municipal bonds, continued to weather persistent market volatility.
At the end of March, following significant forced selling and fund outflows industry-wide, tax-equivalent yields for investment-grade municipal bonds rose to as much as 200 basis points (bps) higher than Treasury securities of similar maturity, triggering significant tax-exempt bond purchases from domestic and global investors, and providing substantial relief to the municipal bond market. (A basis point is equal to 1/100th of a percentage point.)
Through the Trust’s most recent six-month period, the tax-exempt bond market generally continued its recovery, as domestic and global investors were aggressive purchasers of these bonds, and recent yield increases reversed themselves as municipal bond prices rose. At the same time, the stunning contraction in economic activity across the country due to COVID-19 – especially within the tourism, transportation, retail, and service industries – as well as dramatic reductions in federal, state, and
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local tax revenues, continued to overshadow the municipal bond market. Toward the end of the six-month period, amid robust demand from buyers, the municipal market experienced a rush of tax-exempt and taxable issuance in advance of the presidential election.
During the past six months, the tax-exempt high-yield bond market received solid support from demand from traditional investors, but also demand from non-traditional buyers looking for relative safety, a lower default rate, and attractive bond valuations as compared with taxable bonds.
Q What factors affected the Trust’s performance relative to the Bloomberg Barclays municipal bond indices during the six-month period ended October 31, 2020?
A We maintained a well-diversified*** portfolio during the six-month period, with exposures to both investment-grade and high-yield municipal bonds.
The portfolio’s holdings of tobacco settlement bonds issued by California, Massachusetts Development Authority bonds, and North Carolina Turnpike Authority bonds were among the top positive contributors to the Trust’s relative performance during the six-month period, while positions in Carmel (Indiana) Continuing Care Facility bonds, Rhode Island Detention Center bonds, and State of Illinois Continuing Care Facility bonds were some of the largest detractors from benchmark-relative returns.
Q Did the Trust’s distributions**** to shareholders change during the six-month period ended October 31, 2020?
A No, during the six-month period, the Trust’s distributions remained stable at $0.045 per share/per month.
Q Did the level of leverage in the Trust change during the six-month period ended October 31, 2020?
A The level of leverage in the Trust remained consistent during the six-month period. As of October 31, 2020, 29.9% of the Trust’s total managed assets were financed by leverage obtained through the issuance of Variable Rate Muni Fund Term Preferred Shares, compared with 30.3% of the Trust’s total managed assets financed by leverage at the start of the period on May 1, 2020. The change in the percentage of the Trust's total managed assets financed by leverage during the six-month period was the result of an increase in the value of the Trust's total managed assets.
***  Diversification does not assure a profit nor protect against loss.
**** Distributions are not guaranteed.
Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20 7

Q Did the Trust have any exposure to derivative securities during the six-month period ended October 31, 2020?
A No, the Trust’s portfolio had no exposure to derivative securities during the six-month period.
Q What is your investment outlook?
A Because of the lack of any resurgence in U.S. inflation, as well as the clear pronouncements from the Fed that it plans to keep short-term interest rates at or near zero for the next few years, at least, we are optimistic regarding the path of interest rates going forward. Additionally, in light of the continued low default rate for the municipal bond asset class, and a favorable supply/demand environment, given the ongoing shrinking of supply and persistently strong demand from various categories of investors, we believe that current prospects for the tax-exempt bond market are favorable. Lastly, given the enormous and continued need for economic assistance of all sorts in order to help businesses and individuals cope with the effects of the COVID-19 situation, the U.S. government may eventually need to face the reality of its rising debt levels, in part by raising taxes, which, in our view, would likely further increase demand for municipal bonds.
With regard to the Trust’s positioning, we have continued to identify opportunities created by large investors having to sell strong credit bonds out of their portfolios, particularly sales related to weak-credit purchases of bonds issued in the summer of 2017. We also have been exploring opportunities in areas of the tax-exempt market that have felt significant effects from the recent COVID-19-related economic slowdown, including municipal issues in the transportation and senior living center segments.
Consistent with our investment discipline in managing the Trust, we intend to continue to focus on intensive, fundamental research into individual bond issues, while maintaining a close watch on any economic factors that could influence the high-yield and investment-grade municipal markets. Based on those factors, we do not anticipate making any significant changes to the portfolio’s positioning and structure in the near future.
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Please refer to the Schedule of Investments on pages 15–25 for a full listing of Trust securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in high-yield or lower-rated securities are subject to greater-than-average risk.
The Trust may invest in securities of issuers that are in default or that are in bankruptcy.
A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.
When interest rates rise, the prices of debt securities held by the Trust will generally fall. Conversely, when interest rates fall the prices of debt securities held by the Trust generally will rise.
A general rise in interest rates could adversely affect the price and liquidity of fixed income securities.
By concentrating in municipal securities, the Trust is more susceptible to adverse economic, political or regulatory developments than is a portfolio that invests more broadly.
Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers’ inability to meet their debt obligations.
The Trust may invest up to 20% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Trust believes it is desirable to do so, and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust’s assets in illiquid securities may restrict the Trust’s ability to take advantage of market opportunities.
The Trust uses leverage through the issuance of preferred shares. Leverage creates significant risks, including the risk that the Trust’s incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of the leverage, which may adversely affect the return for the holders of common shares.
Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20 9

The Trust is required to maintain certain regulatory, rating agency and other asset coverage requirements in connection with its outstanding preferred shares. In order to maintain required asset coverage levels, the Trust may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to holders of the Trust’s common shares over time, which is likely to result in a decrease in the market value of the Trust’s shares.
These risks may increase share price volatility.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Trust’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
10 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20

Portfolio Summary | 10/31/20
Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20 11

Portfolio Summary | 10/31/20 (continued)

10 Largest Holdings

(As a percentage of total investments)*

1.	Metropolitan Pier & Exposition Authority, McCormick Place, 5.65%,
	6/15/22 (NATL-RE Insured)	3.92%
2.	State of Washington, Motor Vehicle Sales Tax, Series C, 6/1/22 (NATL Insured)	3.42
3.	Massachusetts Development Finance Agency, WGBH Foundation,
	Series A, 5.75%, 1/1/42 (AMBAC Insured)	2.66
4.	New York State Dormitory Authority, Series A, 4.0%, 7/1/41	2.17
5.	New York State Dormitory Authority, Series C, 5.0%, 3/15/39	2.03
6.	Brookhaven Development Authority, 4.0%, 7/1/49	1.91
7.	New York State Dormitory Authority, 5.0%, 10/1/50	1.89
8.	Massachusetts Development Finance Agency, Harvard University,
	Series A, 5.0%, 7/15/40	1.79
9.	State of Minnesota, Series B, 4.0%, 8/1/27	1.74
10.	Massachusetts Bay Transportation Authority, Series A, 7/1/28	1.50

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Trust is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
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Prices and Distributions | 10/31/20
Market Value per Common Share^

	10/31/20	4/30/20
Market Value	$11.34	$10.82
Discount	(12.02)%	(12.10)%

Net Asset Value per Common Share^

	10/31/20	4/30/20
Net Asset Value	$12.89	$12.31

Distributions per Common Share:

	Net
	Investment	Short-Term	Long-Term
	Income	Capital Gains	Capital Gains
5/1/20 – 10/31/20	$0.2700	$ —	$ —

Yields

	10/31/20	4/30/20
30-Day SEC Yield	2.07%	2.67%

The data shown above represents past performance, which is no guarantee of future results.
^  Net asset value and market value are published in Barron’s on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Trust's website at www.amundipioneer.com/us.
Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20 13

Performance Update | 10/31/20
Investment Returns

The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Municipal High Income Trust during the periods shown, compared to that of the Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of October 31, 2020)
				BBG
			BBG	Barclays
	Net		Barclays	U.S.
	Asset		Municipal	Municipal
	Value	Market	Bond	High Yield
Period	(NAV)	Price	Index	Bond Index
10 years	5.70%	3.76%	3.99%	5.93%
5 years	4.76	2.34	3.70	5.78
1 year	4.15	-2.10	3.59	1.23

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.
Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.
Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.
When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust’s dividend reinvestment plan.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.
The Bloomberg Barclays Municipal Bond Index is an unmanaged, broad measure of the municipal bond market. The Bloomberg Barclays High Yield Municipal Bond Index is unmanaged, totals over $26 billion in market value and maintains over 1,300 securities. Municipal bonds in this index have the following requirements: maturities of one year or greater, sub investment grade (below Baa or non-rated), fixed coupon rate, issued after 12/31/90, deal size over $20 million, and maturity size of at least $3 million. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not use leverage. It is not possible to invest directly in the indices.
Please refer to the financial highlights for a more current total return ratio.
14 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20

Schedule of Investments | 10/31/20 (unaudited)

Principal
Amount
USD ($)		Value
	UNAFFILIATED ISSUERS — 141.2%
	COLLATERALIZED MORTGAGE OBLIGATION —
	0.3% of Net Assets
996,387	Texas Department of Housing & Community Affairs,
	2.3%, 7/1/37 (FNMA HUD SECT 8 Insured)	$ 991,364
	TOTAL COLLATERALIZED MORTGAGE OBLIGATION
	(Cost $996,386)	$ 991,364
	MUNICIPAL BONDS — 140.9% of Net Assets(a)
	Arizona — 2.5%
4,000,000(b)	City of Phoenix, 5.0%, 7/1/27	$ 4,948,240
2,230,000	City of Phoenix, Industrial Development Authority,
	3rd & Indian School Assisted Living Project,
	5.4%, 10/1/36	2,304,884
24,000	County of Pima, Industrial Development Authority,
	Arizona Charter Schools Project, Series C,
	6.75%, 7/1/31	24,080
	Total Arizona	$ 7,277,204
	California — 6.1%
1,000,000	California County Tobacco Securitization Agency,
	5.0%, 6/1/49	$ 1,177,220
10,000,000(c)	California County Tobacco Securitization Agency,
	Capital Appreciation, Stanislaus County, Subordinated,
	Series A, 6/1/46	2,290,000
2,000,000	California Educational Facilities Authority, Stanford
	University, Series U-7, 5.0%, 6/1/46	3,090,900
1,450,000	California Enterprise Development Authority,
	Sunpower Corp., 8.5%, 4/1/31	1,468,386
530,000	California Municipal Finance Authority, Santa Rosa
	Academy Project, Series A, 5.75%, 7/1/30	550,097
1,590,000(d)	California School Finance Authority, Classical
	Academies Project, Series A, 7.375%, 10/1/43	1,807,528
1,400,000	California Statewide Communities Development
	Authority, Lancer Plaza Project, 5.625%, 11/1/33	1,411,592
2,000,000(b)	Los Angeles Community College District, Series G,
	4.0%, 8/1/39	2,236,780
1,605,000	Los Angeles County Metropolitan Transportation
	Authority, Series A, 5.0%, 7/1/30	2,053,389
1,500,000(b)	State of California, 3.0%, 10/1/33	1,686,210
	Total California	$ 17,772,102

The accompanying notes are an integral part of these financial statements.
Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20 15

Schedule of Investments | 10/31/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
Colorado — 2.3%
2,180,000	Board of Water Commissioners City & County of
	Denver, 4.0%, 9/15/42	$ 2,471,270
1,500,000(d)	Colorado Educational & Cultural Facilities Authority,
Rocky Mountain Classical Academy Project,
	8.0%, 9/1/43	1,826,685
1,665,000(e)	Tender Option Bond Trust Receipts/Certificates,
	RIB, 0.0%, 6/1/39 (144A)	2,331,399
	Total Colorado	$ 6,629,354
Connecticut — 3.1%
3,470,000	Mohegan Tribal Finance Authority, 7.0%, 2/1/45 (144A)	$ 3,498,801
5,000,000(b)	State of Connecticut, Series E, 4.0%, 9/1/30	5,458,350
	Total Connecticut	$ 8,957,151
District of Columbia — 3.7%
2,380,000	District of Columbia Tobacco Settlement Financing
	Corp., Asset-Backed, 6.5%, 5/15/33	$ 2,551,027
6,000,000	District of Columbia Tobacco Settlement Financing
	Corp., Asset-Backed, 6.75%, 5/15/40	6,120,000
10,000,000(c)	District of Columbia Tobacco Settlement Financing
Corp., Capital Appreciation, Asset-Backed,
	Series A, 6/15/46	2,047,000
	Total District of Columbia	$ 10,718,027
Florida — 3.7%
5,000,000	County of Miami-Dade, Water & Sewer System
	Revenue, Series A, 4.0%, 10/1/44	$ 5,574,700
5,000,000	Florida’s Turnpike Enterprise, Department of
	Transportation, Series A, 4.0%, 7/1/34	5,366,450
	Total Florida	$ 10,941,150
Georgia — 5.9%
7,010,000	Brookhaven Development Authority, 4.0%, 7/1/49	$ 7,907,981
2,333,423	Clayton County Development Authority, Delta Air
	Lines, Series A, 8.75%, 6/1/29	2,350,597
2,500,000	County of Fulton GA Water & Sewerage Revenue,
	2.25%, 1/1/42	2,502,025
4,000,000	Private Colleges & Universities Authority, Emory
	University, Series A, 5.0%, 10/1/43	4,462,800
	Total Georgia	$ 17,223,403
Idaho — 1.7%
5,000,000	Power County Industrial Development Corp., FMC Corp.
	Project, 6.45%, 8/1/32	$ 5,030,300
	Total Idaho	$ 5,030,300

The accompanying notes are an integral part of these financial statements.
16 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20

Principal
Amount
USD ($)		Value
	Illinois — 9.5%
2,087,000(e)(g)	Illinois Finance Authority, Clare Oaks Project, Series B,
	4.0%, 11/15/52	$ 1,460,900
1,305,000(c)	Illinois Finance Authority, Clare Oaks Project,
	Series C-1, 11/15/52	6,525
261,000	Illinois Finance Authority, Clare Oaks Project,
	Series C-2, 4.0%, 11/15/52	1,305
261,000(g)	Illinois Finance Authority, Clare Oaks Project,
	Series C-3, 0.0%, 11/15/52	1,305
3,500,000	Illinois Finance Authority, The Admiral at the Lake
	Project, 5.25%, 5/15/42	3,125,570
4,000,000	Illinois Finance Authority, The Admiral at the Lake
	Project, 5.5%, 5/15/54	3,559,960
1,610,000(f)	Metropolitan Pier & Exposition Authority, McCormick
	Place, 5.65%, 6/15/22 (NATL-RE Insured)	1,745,932
13,785,000	Metropolitan Pier & Exposition Authority, McCormick
	Place, 5.65%, 6/15/22 (NATL-RE Insured)	14,506,645
1,000,000	Metropolitan Pier & Exposition Authority, McCormick
	Place, Series B, 5.0%, 6/15/52 (ST APPROP Insured)	1,026,350
1,485,000(f)	Metropolitan Pier & Exposition Authority, McCormick
	Place, Series B, 5.65%, 6/15/22 (NATL-RE Insured)	1,625,080
695,000	Southwestern Illinois Development Authority, Village of
	Sauget Project, 5.625%, 11/1/26	660,264
	Total Illinois	$ 27,719,836
	Indiana — 1.5%
250,000(g)	City of Carmel, Barrington Carmel Project, Series A,
	7.0%, 11/15/32	$ 7,187
750,000(g)	City of Carmel, Barrington Carmel Project, Series A,
	7.125%, 11/15/42	21,563
500,000(g)	City of Carmel, Barrington Carmel Project, Series A,
	7.125%, 11/15/47	14,375
2,000,000	City of Evansville, Silver Birch Evansville Project,
	5.45%, 1/1/38	1,889,920
1,500,000	City of Mishawaka, Silver Birch Mishawaka Project,
	5.375%, 1/1/38 (144A)	1,501,200
1,000,000	Indiana Finance Authority, Multipurpose Educational
	Facilities, Avondale Meadows Academy Project,
	5.375%, 7/1/47	1,034,110
	Total Indiana	$ 4,468,355
	Louisiana — 0.8%
2,260,000(d)	Jefferson Parish Hospital Service District No. 2, East
	Jefferson General Hospital, 6.375%, 7/1/41	$ 2,346,807
	Total Louisiana	$ 2,346,807

The accompanying notes are an integral part of these financial statements.
Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20 17

Schedule of Investments | 10/31/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Maine — 2.7%
1,400,000	City of Portland ME General Airport Revenue,
	4.0%, 1/1/40	$ 1,564,878
1,500,000	Maine Health & Higher Educational Facilities Authority,
	Maine General Medical Center, 7.5%, 7/1/32	1,539,765
4,480,000	Maine Turnpike Authority, Series A, 5.0%, 7/1/42	4,760,448
	Total Maine	$ 7,865,091
	Maryland — 0.9%
1,350,000	Maryland Health & Higher Educational Facilities
	Authority, City Neighbors, Series A, 6.75%, 7/1/44	$ 1,433,619
1,250,000	Washington Suburban Sanitary Commission, 3.0%,
	6/1/47 (CNTY GTD Insured)	1,314,463
	Total Maryland	$ 2,748,082
	Massachusetts — 15.3%
2,000,000(b)	City of Boston, Series A, 5.0%, 3/1/39	$ 2,527,640
4,000,000(b)	Commonwealth of Massachusetts, 3.0%, 3/1/49	4,231,360
7,000,000(c)	Massachusetts Bay Transportation Authority,
	Series A, 7/1/28	6,210,680
1,550,000	Massachusetts Development Finance Agency, Harvard
	University, Series A, 5.0%, 7/15/36	2,243,920
5,000,000	Massachusetts Development Finance Agency, Harvard
	University, Series A, 5.0%, 7/15/40	7,422,950
1,000,000	Massachusetts Development Finance Agency, Partners
	Healthcare System, 4.0%, 7/1/41	1,097,310
5,000,000	Massachusetts Development Finance Agency, Partner’s
	Healthcare System, Series S-1, 4.0%, 7/1/41	5,532,050
7,100,000	Massachusetts Development Finance Agency, WGBH
	Foundation, Series A, 5.75%, 1/1/42 (AMBAC Insured)	11,037,589
115,000	Massachusetts Educational Financing Authority, Series I,
	6.0%, 1/1/28	115,555
3,100,000	Massachusetts Health & Educational Facilities Authority,
	Massachusetts Institute of Technology, Series K,
	5.5%, 7/1/32	4,502,006
	Total Massachusetts	$ 44,921,060
	Michigan — 1.3%
1,000,000	David Ellis Academy, 5.25%, 6/1/45	$ 1,000,000
2,640,000	Michigan State University, Series A, 5.0%, 8/15/41	2,916,830
	Total Michigan	$ 3,916,830
	Minnesota — 4.9%
1,840,000	Bloomington Port Authority, Radisson Blu Mall of
	America, 9.0%, 12/1/35	$ 1,840,110
1,000,000	City of Ham Lake, DaVinci Academy, Series A,
	5.0%, 7/1/47	1,006,790

The accompanying notes are an integral part of these financial statements.
18 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20

Principal
Amount
USD ($)		Value
	Minnesota — (continued)
1,000,000	City of Rochester, Health Care Facilities, Mayo Clinic,
	4.0%, 11/15/48	$ 1,111,990
2,300,000	City of Rochester, Mayo Clinic, Series B, 5.0%, 11/15/35	3,348,892
6,000,000(b)	State of Minnesota, Series B, 4.0%, 8/1/27	7,195,560
	Total Minnesota	$ 14,503,342
	Montana — 0.1%
1,600,000(g)	Two Rivers Authority, Inc., 7.375%, 11/1/27	$ 122,560
	Total Montana	$ 122,560
	New Hampshire — 0.6%
1,000,000	New Hampshire Health & Education Facilities Authority
	Act, 5.0%, 8/1/59	$ 1,420,940
375,000	New Hampshire Health & Education Facilities Authority
	Act, Catholic Medical Centre, 3.75%, 7/1/40	381,518
	Total New Hampshire	$ 1,802,458
	New Jersey — 2.2%
1,000,000	New Jersey Economic Development Authority, Charter
	Marion P Thomas, 5.375%, 10/1/50 (144A)	$ 1,031,460
3,000,000	New Jersey Economic Development Authority,
	Continental Airlines, 5.25%, 9/15/29	3,059,910
2,500,000	New Jersey Economic Development Authority,
	Continental Airlines, 5.75%, 9/15/27	2,402,775
	Total New Jersey	$ 6,494,145
	New Mexico — 1.3%
955,000	County of Otero, Otero County Jail Project,
	9.0%, 4/1/23	$ 943,072
2,960,000(e)	County of Otero, Otero County Jail Project,
	9.0%, 4/1/28	2,923,000
	Total New Mexico	$ 3,866,072
	New York — 16.9%
3,000,000	Metropolitan Transportation Authority, 4.0%, 11/15/45	$ 2,990,580
2,000,000	Metropolitan Transportation Authority, 4.0%, 11/15/48	1,973,400
2,500,000	Metropolitan Transportation Authority, 5.0%, 11/15/33	2,728,175
2,000,000	Metropolitan Transportation Authority, 5.25%, 11/15/55	2,189,880
2,500,000	New York State Dormitory Authority, 3.0%, 3/15/41	2,589,350
4,865,000	New York State Dormitory Authority, 5.0%, 10/1/50	7,810,952
8,000,000	New York State Dormitory Authority, Series A,
	4.0%, 7/1/41	8,976,400
2,500,000	New York State Dormitory Authority, Series A,
	5.0%, 3/15/41	3,038,800
7,500,000	New York State Dormitory Authority, Series C,
	5.0%, 3/15/39	8,400,525

The accompanying notes are an integral part of these financial statements.
Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20 19

Schedule of Investments | 10/31/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
New York — (continued)
1,500,000	New York State Dormitory Authority, Trustees of
	Columbia University, 5.0%, 10/1/45	$ 2,333,445
3,000,000	New York State Urban Development Corp.,
	3.0%, 3/15/49	3,079,080
1,000,000	Troy Capital Resource Corp., 4.0%, 9/1/40	1,076,240
2,312,177	Westchester County Healthcare Corp., Series A,
	5.0%, 11/1/44	2,464,619
	Total New York	$ 49,651,446
North Carolina — 2.1%
4,225,000(e)	Tender Option Bond Trust Receipts/Certificates,
	RIB, 0.0%, 1/1/38 (144A)	$ 6,129,799
	Total North Carolina	$ 6,129,799
North Dakota — 0.9%
2,525,000(d)	County of Burleigh, St. Alexius Medical Center,
	5.0%, 7/1/38	$ 2,714,122
	Total North Dakota	$ 2,714,122
Ohio — 1.6%
1,000,000	Buckeye Tobacco Settlement Financing Authority,
	4.0%, 6/1/48	$ 1,083,750
1,000,000	Ohio Housing Finance Agency, Sanctuary Springboro
	Project, 5.45%, 1/1/38 (144A)	990,030
2,500,000(b)(d)	State of Ohio, Common Schools, Series B, 5.0%, 6/15/29	2,693,975
	Total Ohio	$ 4,767,755
Oregon — 2.3%
1,000,000	Oregon Health & Science University, Series A,
	5.0%, 7/1/42	$ 1,220,210
5,190,000(d)	Oregon Health & Science University, Series E,
	5.0%, 7/1/32	5,582,779
	Total Oregon	$ 6,802,989
Pennsylvania — 3.9%
3,000,000	Geisinger Authority, Geisinger Health System,
	series A-1, 5.0%, 2/15/45	$ 3,519,180
1,500,000	Pennsylvania Turnpike Commission, 5.25%, 12/1/44	1,874,505
500,000	Philadelphia Authority for Industrial Development, 5.5%,
	6/1/49 (144A)	514,465
460,000	Philadelphia Authority for Industrial Development,
Greater Philadelphia Health Action, Inc., Project,
	Series A, 6.625%, 6/1/50	474,297
2,000,000	Philadelphia Authority for Industrial Development,
	Nueva Esperanze, Inc., 8.2%, 12/1/43	2,151,020

The accompanying notes are an integral part of these financial statements.
20 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20

Principal
Amount
USD ($)		Value
Pennsylvania — (continued)
1,000,000	Philadelphia Authority for Industrial Development,
Performing Arts Charter School Project, 6.5%,
	6/15/33 (144A)	$ 1,003,070
2,000,000	Philadelphia Authority for Industrial Development,
Performing Arts Charter School Project, 6.75%,
	6/15/43 (144A)	2,006,320
	Total Pennsylvania	$ 11,542,857
Philadelphia — 0.3%
1,000,000	Philadelphia Authority for Industrial Development,
	5.0%, 11/15/50	$ 999,990
	Total Philadelphia	$ 999,990
Puerto Rico — 1.3%
6,255,000(b)(g)	Commonwealth of Puerto Rico, 8.0%, 7/1/35	$ 3,737,363
	Total Puerto Rico	$ 3,737,363
Rhode Island — 3.3%
5,900,000(g)	Central Falls Detention Facility Corp., 7.25%, 7/15/35	$ 1,062,000
2,000,000	Rhode Island Health & Educational Building Corp.,
	Brown University, Series A, 4.0%, 9/1/37	2,304,360
1,500,000(d)	Rhode Island Health & Educational Building Corp.,
	Tockwatten Home Issue, 8.375%, 1/1/46	1,520,385
1,000,000	Rhode Island Turnpike & Bridge Authority, 4.0%, 10/1/44	1,152,790
2,500,000(e)	Tender Option Bond Trust Receipts/Certificates,
	RIB, 0.0%, 9/1/47 (144A)	3,671,400
	Total Rhode Island	$ 9,710,935
South Carolina — 1.1%
2,850,000	City of Charleston SC Waterworks & Sewer System
	Revenue, 4.0%, 1/1/49	$ 3,293,945
	Total South Carolina	$ 3,293,945
Texas — 9.2%
500,000	Arlington Higher Education Finance Corp., 5.45%,
	3/1/49 (144A)	$ 531,515
1,000,000	Arlington Higher Education Finance Corp., Universal
	Academy, Series A, 7.0%, 3/1/34	1,084,420
2,500,000(d)	Central Texas Regional Mobility Authority, Sub Lien,
	6.75%, 1/1/41	2,528,200
1,250,000	City of Houston TX Combined Utility System Revenue,
	4.0%, 11/15/35	1,510,062
1,490,000(b)	County of Harris, Series A, 5.0%, 10/1/26	1,828,126
5,000,000(b)	Goose Creek Consolidated Independent School District,
	Series C, 4.0%, 2/15/26 (PSF-GTD Insured)	5,577,650
3,785,000	North Texas Tollway Authority, Series A, 5.0%, 1/1/35	4,355,702
1,500,000(d)	Red River Health Facilities Development Corp., MRC
	Crestview, Series A, 8.0%, 11/15/41	1,620,645

The accompanying notes are an integral part of these financial statements.
Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20 21

Schedule of Investments | 10/31/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Texas — (continued)
3,960,000(g)	Sanger Industrial Development Corp., Texas Pellets
	Project, Series B, 8.0%, 7/1/38	$ 975,150
1,000,000(g)	Tarrant County Cultural Education Facilities Finance
	Corp., Mirador Project, Series A, 4.875%, 11/15/48	100
1,000,000(g)	Tarrant County Cultural Education Facilities Finance
	Corp., Mirador Project, Series A, 5.0%, 11/15/55	100
2,000,000(d)	Tarrant County Cultural Education Facilities Finance
	Corp., MRC Crestview Project, 8.0%, 11/15/34	2,005,240
2,000,000	Texas Water Development Board, 4.0%, 10/15/44	2,366,200
2,500,000(d)	Travis County Health Facilities Development Corp.,
	Longhorn Village Project, 7.125%, 1/1/46	2,529,425
	Total Texas	$ 26,912,535
	Utah — 0.4%
1,000,000	Salt Lake City Corp., Airport Revenue, Series B,
	5.0%, 7/1/35	$ 1,215,400
	Total Utah	$ 1,215,400
	Virginia — 11.0%
5,000,000(b)	City of Alexandria VA, 3.0%, 7/15/46 (ST AID
	WITHHLDG Insured)	$ 5,378,400
1,000,000	City of Richmond VA Public Utility Revenue,
	3.0%, 1/15/45	1,077,870
2,200,000(b)	County of Arlington, 4.0%, 8/15/35	2,524,214
1,415,000(b)	County of Fairfax, Series A, 4.0%, 10/1/33 (ST AID
	WITHHLDG Insured)	1,627,363
5,000,000	University of Virginia, Series A, 5.0%, 4/1/42	6,179,450
4,000,000	Upper Occoquan Sewage Authority, 4.0%, 7/1/41	4,409,760
5,000,000	Virginia College Building Authority, Series A,
	3.0%, 2/1/36	5,413,800
4,000,000	Virginia Commonwealth Transportation Board, Capital
	Projects, 3.0%, 5/15/37	4,343,440
1,000,000	Virginia Public Building Authority, 4.0%, 8/1/39	1,194,320
	Total Virginia	$ 32,148,617
	Washington — 10.3%
3,745,000	City of Seattle, Water System Revenue, 4.0%, 8/1/32	$ 4,290,197
2,500,000(b)	King County, Issaquah School District No. 411,
	4.0%, 12/1/31 (SCH BD GTY Insured)	2,862,300
14,315,000(b)(c)	State of Washington, Motor Vehicle Sales Tax,
	Series C, 6/1/22 (NATL Insured)	14,162,545
3,285,000(e)	Tender Option Bond Trust Receipts/Certificates,
	RIB, 0.0%, 1/1/45 (144A)	4,823,628
2,500,000	University of Washington, Series B, 5.0%, 6/1/29	2,992,200
1,150,000	Washington State Housing Finance Commission,
	Mirabella Project, Series A, 6.75%, 10/1/47 (144A)	1,192,631
	Total Washington	$ 30,323,501

The accompanying notes are an integral part of these financial statements.
22 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20

Principal
Amount
USD ($)		Value
Wisconsin — 6.2%
1,500,000	Public Finance Authority, Gardner Webb University,
	5.0%, 7/1/31 (144A)	$ 1,612,920
5,000,000	Public Finance Authority, Glenridge Palmer Ranch,
	Series A, 8.25%, 6/1/46 (144A)	5,238,250
750,000	Public Finance Authority, Roseman University Health
	Sciences Project, 5.875%, 4/1/45	779,857
1,000,000	Public Finance Authority, SearStone CCRC Project,
	Series A, 5.3%, 6/1/47	1,001,600
1,465,000(d)	Public Finance Authority, SearStone CCRC Project,
	Series A, 8.625%, 6/1/47	1,645,825
5,000,000	Wisconsin Department of Transportation, Series A,
	5.0%, 7/1/28	5,769,850
2,000,000	Wisconsin Housing & Economic Development Authority,
	2.95%, 3/1/42 (FNMA COLL Insured)	2,056,981
	Total Wisconsin	$ 18,105,283
TOTAL MUNICIPAL BONDS
	(Cost $397,391,247)	$ 413,379,866
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 141.2%
	(Cost $398,387,633)	$ 414,371,230
	OTHER ASSETS AND LIABILITIES — (41.2)%	$ (120,871,033)
NET ASSETS APPLICABLE TO COMMON
	SHAREOWNERS — 100.0%	$ 293,500,197

RIB	Residual Interest Bond is purchased in a secondary market. The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate at October 31, 2020.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2020, the value of these securities amounted to
$36,076,888, or 12.3% of net assets applicable to common shareowners.
(a)	Consists of Revenue Bonds unless otherwise indicated.
(b)	Represents a General Obligation Bond.
(c)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(d)	Prerefunded bonds have been collateralized by U.S. Treasury or U.S. Government
Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.
(e)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at October 31, 2020.
(f)	Escrow to maturity.
(g)	Security is in default.

The accompanying notes are an integral part of these financial statements.
Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20 23

Schedule of Investments | 10/31/20
(unaudited) (continued)
Purchases and sales of securities (excluding temporary cash investments) for the six months ended October 31, 2020, aggregated $32,604,038 and $25,440,427, respectively.
The Trust is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Trust’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended October 31, 2020, the Trust did not engage in any cross trade activity.
At October 31, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $396,420,712 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$30,753,899
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(12,803,381)
Net unrealized appreciation	$17,950,518

Various inputs are used in determining the value of the Trust’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of October 31, 2020, in valuing the Trust’s investments:

	Level 1	Level 2	Level 3	Total
Collateralized Mortgage Obligation	$—	$991,364	$—	$991,364
Municipal Bonds	—	413,379,866	—	413,379,866
Total Investments in Securities	$—	$414,371,230	$—	$414,371,230
Other Financial Instruments
Variable Rate MuniFund Term
Preferred Shares(a)	$—	$(125,000,000)	$—	$(125,000,000)
Total Other
Financial Instruments	$—	$(125,000,000)	$—	$(125,000,000)

(a)  The Trust may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.
During the six months ended October 31, 2020, there were no transfers between Levels 1, 2 and 3.
The accompanying notes are an integral part of these financial statements.
24 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20

Statement of Assets and Liabilities | 10/31/20
(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $398,387,633)	$414,371,230
Cash	6,479,118
Receivables —
Investment securities sold	150,007
Interest	5,173,434
Due from the Adviser	158,981
Other assets	14,964
Total assets	$426,347,734
LIABILITIES:
Variable Rate MuniFund Term Preferred Shares*	$125,000,000
Payables —
Investment securities purchased	7,718,755
Interest expense	1,061
Distributions	25
Trustees’ fees	2,147
Due to affiliates	3,125
Accrued expenses	122,424
Total liabilities	$132,847,537
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Paid-in capital	$300,996,046
Distributable earnings (loss)	(7,495,849)
Net assets applicable to common shareowners	$293,500,197
NET ASSET VALUE PER COMMON SHARE:
No par value
Based on $293,500,197/22,771,349 common shares	$12.89

* $100,000 liquidation value per share applicable to 1,250 shares.

The accompanying notes are an integral part of these financial statements.
Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20 25

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 10/31/20

INVESTMENT INCOME:
Interest from unaffiliated issuers	$8,823,142
Total investment income		$8,823,142
EXPENSES:
Management fees	$1,268,966
Administrative expense	98,575
Transfer agent fees	5,779
Distribution fees
Shareowner communications expense	15,098
Custodian fees	2,525
Registration fees	7,356
Professional fees	177,817
Printing expense	6,653
Pricing fees	3,425
Trustees’ fees	10,615
Insurance expense	2,461
Interest expense	660,600
Miscellaneous	44,630
Total expenses		$2,304,500
Net investment income		$6,518,642
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$2,207,584
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	10,664,448
Net realized and unrealized gain (loss) on investments		$12,872,032
Net increase in net assets resulting from operations		$19,390,674

The accompanying notes are an integral part of these financial statements.
26 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	10/31/20	Ended
	(unaudited)	4/30/20
FROM OPERATIONS:
Net investment income (loss)	$6,518,642	$12,469,533
Net realized gain (loss) on investments	2,207,584	1,931,953
Change in net unrealized appreciation (depreciation)
on investments	10,664,448	(9,109,466)
Net increase in net assets resulting from operations	$19,390,674	$5,292,020
DISTRIBUTIONS TO COMMON SHAREOWNERS:
($0.27 and $0.57 per share, respectively)	$(6,148,264)	$(12,979,669)
Total distributions to common shareowners	$(6,148,264)	$(12,979,669)
Net increase (decrease) in net assets
applicable to common shareowners	$13,242,410	$(7,687,649)
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of period	$280,257,787	$287,945,436
End of period	$293,500,197	$280,257,787

The accompanying notes are an integral part of these financial statements.
Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20 27

Statement of Cash Flows
FOR THE SIX MONTHS ENDED 10/31/20

Cash Flows From Operating Activities:
Net Increase in net assets resulting from operations	$19,390,674
Adjustments to reconcile net decrease in net assets resulting from operations to net cash, restricted cash and foreign
currencies from operating activities:
Purchases of investment securities	$(27,978,734)
Proceeds from disposition and maturity of investment securities	26,290,401
Net (accretion) and amortization of discount/premium on investment securities	219,909
Change in unrealized depreciation on investments in unaffiliated issuers	(10,664,448)
Net realized gain on investments in unaffiliated issuers	(2,207,584)
Decrease in interest receivable	358,837
Decrease in other assets	92,330
Decrease in due from advisor	7,551
Increase in due to affiliates	384
Increase in trustees’ fees payable	2,101
Increase in accrued expenses payable	33,566
Decrease in interest expense payable	(27,489)
Net cash provided by operating activities	$5,517,498
Cash Flows Used in Financing Activities:
Distributions to shareowners	$(6,148,264)
Net cash and foreign currencies used in financing activities	$(6,148,264)
Cash, restricted cash and foreign currencies:
Beginning of the period	$7,109,884
End of the period	$6,479,118
Cash Flow Information:
Cash paid for interest	$660,600

The accompanying notes are an integral part of these financial statements.
28 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20

Financial Highlights

	Six Months
	Ended		Year		Year	Year	Year	Year
	10/31/20		Ended		Ended	Ended	Ended	Ended
	(unaudited)		4/30/20		4/30/19	4/30/18	4/30/17*	4/30/16*
Per Share Operating Performance
Net asset value, beginning of period	$12.31		$12.65		$12.50	$12.72	$13.49	$13.31
Increase (decrease) from investment operations: (a)
Net investment income	$0.29		$0.55		$0.74	$0.78	$0.73	$0.83
Net realized and unrealized gain (loss) on investments	0.56		(0.32)		0.19	(0.29)	(0.76)	0.20
Distributions to preferred shareowners from:
Net investment income	$—		$—		$(0.15)	$(0.09)	$(0.05)	$(0.01)
Net increase (decrease) from investment operations	$0.85		$0.23		$0.78	$0.40	$(0.08)	$1.02
Distributions to shareowners from:
Net investment income and previously undistributed
net investment income	$(0.27)		$(0.57)		$(0.63)	$(0.62)	$(0.69)	$(0.84)**
Net increase (decrease) in net asset value	$0.58		$(0.34)		$0.15	$(0.22)	$(0.77)	$0.18
Net asset value, end of period	$12.89		$12.31		$12.65	$12.50	$12.72	$13.49
Market value, end of period	$11.34		$10.82		$11.91	$11.25	$11.75	$14.07
Total return at net asset value (b)	7.16	%(c)	2.00	%(d)	6.93%	3.53%	(0.45)%	8.12%
Total return at market value (b)	7.26	%(c)	(4.77)%		11.86%	0.87%	(11.83)%	1.75%
Ratios to average net assets of shareowners:
Total expenses plus interest expense (e)	1.55	%(f)	2.13%		1.03%	1.01%	1.00%	1.05%
Net investment income before preferred share distributions	4.39	%(f)	4.24%		5.92%	6.14%	5.54%	6.24%
Preferred share distributions	—%		—%		(1.23)%	0.71%	0.38%	0.10%
Net investment income available to shareowners	4.39	%(f)	4.24%		4.69%	5.44%	5.16%	6.14%
Portfolio turnover rate	6%		17%		16%	20%	19%	9%
Net assets, end of period (in thousands)	$293,500		$280,258		$287,945	$284,596	$289,741	$307,027

The accompanying notes are an integral part of these financial statements.
Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20 29

Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	10/31/20	Ended	Ended	Ended	Ended	Ended
	(unaudited)	4/30/20	4/30/19	4/30/18	4/30/17*	4/30/16*
Preferred shares outstanding (in thousands) (g)(h)	$125,000	$125,000	$125,000	$125,000	$101,000	$101,000
Asset coverage per preferred share, end of period	$334,801	$324,229	$330,370	$327,672	$96,723	$100,998
Average market value per preferred share (i)	$100,000	$100,000	$100,000	$100,000	$25,000	$25,000
Liquidation value, including dividends payable, per preferred share	$100,001	$100,023	$100,014	$99,996	$25,006	$25,001

*	The Trust was audited by an independent registered public accounting firm other than Ernst & Young LLP.
**
The amount of distributions made to shareowners during the year were in excess of the net investment income earned by the Trust during the year. The Trust has accumulated undistributed net investment income which is part of the Trust’s NAV. A portion of the accumulated net investment income was distributed to shareowners during the year.

(a)	The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b)
Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended April 30, 2020, the total return would have been 1.73%.
(e)	Expense ratios do not reflect the effect of distribution payments to preferred shareowners.
(f)	Annualized.
(g)
Prior to February 9, 2018 there were 4,040 Auction Preferred Shares (“APS”) outstanding with a liquidation preference of $25,000 per share. The Trust redeemed all 2,000 outstanding Series A APS on February 14, 2018 and all 2,040 outstanding Series B APS on February 15, 2018.

(h)	The Trust issued 1,250 Variable Rate MuniFund Term Preferred Shares, with a liquidation preference of $100,000 per share, on February 9, 2018.
(i)	Market value is redemption value without an active market.

The accompanying notes are an integral part of these financial statements.
30 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20

Notes to Financial Statements | 10/31/20
(unaudited)
1. Organization and Significant Accounting Policies
Pioneer Municipal High Income Trust (the “Trust”) was organized as a Delaware statutory trust on March 13, 2003. Prior to commencing operations on July 21, 2003, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income exempt from regular federal income tax, and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its primary investment objective.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Trust’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Trust’s distributor (the “Distributor”).
During March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), which shortens the amortization period for purchased non-contingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for certain purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Trust has adopted ASU 2017-08 as of April 30, 2020. The implementation of ASU 2017-08 did not have a material impact on the Trust’s Financial Statements.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) -- Facilitation of the Effects of Reference Rate Reform on Financial Reporting ("ASU 2020-04"), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate ("LIBOR") and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020
Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20 31

through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
The Trust is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Trust to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Trust’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation
32 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20

Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust’s securities may differ significantly from exchange prices, and such differences could be material.
At October 31, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Discounts and premiums on purchase prices of debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20 33

C.   Federal Income Taxes
It is the Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of April 30, 2020, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended April 30, 2020 was as follows:

2020
Distributions paid from:
Tax Exempt Distributions	$15,198,352
Ordinary income	1,011,767
Total	$16,210,119

The following shows the components of distributable earnings (losses) on a federal income tax basis at April 30, 2020:

2020
Distributable earnings/(loss):
Undistributed ordinary income	$305,366
Capital loss carryforward	(28,977,009)
Other book/tax temporary differences	(28,575)
Undistributed tax-exempt income	675,889
Unrealized appreciation	7,286,070
Total	$(20,738,259)

34 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20

The difference between book-basis and tax-basis unrealized appreciation/depreciation is primarily attributable to the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities.
D.   Automatic Dividend Reinvestment Plan
All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the “Plan”), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company (“AST”), the agent for shareowners in administering the Plan (the “Plan Agent”), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
If a shareowner’s shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner’s behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner’s cash dividends in shares of the Trust on terms that differ from the terms of the Plan.
Whenever the Trust declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Trust or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any
Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20 35

dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent’s open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.
E.   Risks
The value of securities held by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Trust.
At times, the Trust’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative
36 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20

actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to down-grades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Trust invests significantly in a single state, including Massachusetts, Illinois, Virginia, Washington, New York and Texas, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Trust will be more susceptible to associated risks and developments.
The Trust invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
With the increased use of technologies such as the Internet to conduct business, the Trust is susceptible to operational, information security and related risks. While the Trust’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Trust cannot control the cybersecurity plans and systems put in place by service providers to the Trust such as Brown Brothers Harriman & Co., the Trust’s custodian and accounting agent, and American Stock Transfer & Trust Company (“AST”), the Trust’s transfer agent. In addition, many beneficial owners of Trust shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Trust nor Amundi exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi or the Trust’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Trust’s ability to calculate its net asset value,
Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20 37

impediments to trading, the inability of Trust shareowners to effect share purchases or redemptions or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Trust’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
F.   Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Trust’s Statement of Assets and Liabilities includes cash on hand at the Trust’s custodian bank and does not include any short-term investments. As of and for the six months ended October 31, 2020, the Trust had no restricted cash presented on the Statement of Assets and Liabilities.
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2. Management Agreement
The Adviser manages the Trust’s portfolio. Management fees payable under the Trust’s Advisory Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.60% of the Trust’s average daily managed assets. “Managed assets” means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the six months ended October 31, 2020, the net management fee was 0.60% (annualized) of the Trust’s average daily managed assets, which was equivalent to 0.85% (annualized) of the Trust’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $3,125 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2020.
3. Transfer Agent
AST serves as the transfer agent with respect to the Trust’s common shares. The Trust pays AST an annual fee, as is agreed to from time to time by the Trust and AST, for providing such services.
In addition, the Trust reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls.
4. Trust Shares
There are an unlimited number of common shares of beneficial interest authorized.
Transactions in common shares of beneficial interest for the six months ended October 31, 2020 and year ended April 30, 2020 were as follows:

	10/31/20	4/30/20
Shares outstanding at beginning of period	22,771,349	22,771,349
Shares outstanding at end of period	22,771,349	22,771,349

Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20 39

The Trust may classify or reclassify any unissued shares of beneficial interest into one or more series of preferred shares of beneficial interest.
As of October 31, 2020, the Trust has outstanding 1,250 Variable Rate MuniFund Term Preferred Shares Series 2021 (“Series 2021 VMTP Shares or “VMTP Shares”). The Trust issued the VMTP Shares on February 9, 2018. See Note 5 for additional information.
5. Variable Rate MuniFund Term Preferred Shares
The Trust has 1,250 shares issued and outstanding of Series 2021 VMTP Shares, with a liquidation preference of $100,000 per share. VMTP Shares are issued via private placement and are not publicly available.
The Trust is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Trust. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of the Trust, subject to payment of premium for approximately one year following the date of issuance (“Optional Redemption Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. The Trust may be obligated to redeem a certain amount of the VMTP Shares if it fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date for the Trust’s Series 2021 VMTP Shares is August 2, 2021.
VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as a component of “Variable Rate MuniFund Term Preferred Shares” on the Statement of Assets and Liabilities since the shares have a stated mandatory redemption date.
40 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes and are recorded as interest expense on the Statement of Operations) are declared daily and recorded as incurred. For the six months ended October 31, 2020, interest expense on VMTP Shares amounted to $660,600. The dividend rate for the VMTP Shares is determined weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest expense payable” on the Statement of Assets and Liabilities. For the six months ended October 31, 2020, interest expense payable on VMTP Shares amounted to $1,061. From April 30, 2020, through October 31, 2020, the Series 2021 VMTP Shares paid an average dividend rate of 1.09% and the average liquidation value outstanding of VMTP Shares for the Trust during the six months ended October 31, 2020, was $125,000,000.
Costs incurred in connection with the Trust’s offering of VMTP Shares are recorded as a deferred charge, which are being amortized over a three year period from the date of issuance. The Trust did not incur any offering costs as a result of the offering in February 9, 2018.
Transactions in the Series 2021 VMTP Shares during the Trust’s current and prior reporting periods were as follows:

	Six Months Ended 10/31/20		Year Ended 4/30/20
	Shares	Amount	Shares	Amount
VMTP Shares issued	1,250	$125,000,000	1,250	$125,000,000
VMTP Shares exchanged	—	—	—	—
Net increase	1,250	$125,000,000	1,250	$125,000,000

6. Subsequent Events
A monthly dividend was declared on November 5, 2020 from undistributed and accumulated net investment income of $0.0525 per common share payable November 30, 2020, to common shareowners of record on November 17, 2020.
Subsequent to October 31, 2020, dividends declared and paid on VMTP Shares totaled $108,709 through November 27, 2020.
Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20 41

On November 19, 2020, Amundi Pioneer Asset Management announced it will be rebranding the US business of Amundi as Amundi US effective January 1, 2021. The new brand identity will replace Amundi Pioneer, which was first adopted in July 2017 following the acquisition of Pioneer Investments by Amundi. In connection with these changes, Amundi Pioneer Asset Management. Inc., the investment adviser to the Pioneer funds, will change its name to Amundi Asset Management US, Inc. In addition, Amundi Pioneer Distributor, Inc., the Pioneer funds’ distributor, will change its name to Amundi Distributor US, Inc. The names of the Pioneer funds will not change in connection with this rebranding.
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Additional Information (unaudited)
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its hares in the open market.
Results of Shareholder Meeting
At an annual meeting held on September 16, 2020, shareholders of the Trust were asked to consider the proposal described below.
A report of the total votes cast by the Trust's shareholders follows:
Proposal 1 - To elect three Class II Trustees

Nominee	For	Withhold
Diane Durnin	19,264,580	786,329
Benjamin M. Friedman	18,238,108	1,812,801
Kenneth J. Taubes	19,264,583	786,326

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Approval of Investment Management Agreement
Amundi Pioneer Asset Management, Inc. (“APAM”) serves as the investment adviser to Pioneer Municipal High Income Trust (the “Trust”) pursuant to an investment management agreement between APAM and the Trust. In order for APAM to remain the investment adviser of the Trust, the Trustees of the Trust must determine annually whether to renew the investment management agreement for the Trust.
The contract review process began in January 2020 as the Trustees of the Trust agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2020, July 2020 and September 2020. In addition, the Trustees reviewed and discussed the Trust’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Trust provided to the Trustees at regularly scheduled meetings, in connection with the review of the Trust’s investment management agreement.
In March 2020, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Trust, as well as the level of investment by the Trust’s portfolio managers in the Trust. In July 2020, the Trustees, among other things, reviewed the Trust’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM” and, together with APAM, “Amundi Pioneer”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Trust and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Trust and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2020.
At a meeting held on September 15, 2020, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Trust, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another
44 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20

year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Trust, taking into account the investment objective and strategy of the Trust. The Trustees also reviewed APAM’s investment approach for the Trust and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Trust. They also reviewed the amount of non-Trust assets managed by the portfolio managers of the Trust. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Trust, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic.
The Trustees considered that APAM supervises and monitors the performance of the Trust’s service providers and provides the Trust with personnel (including Trust officers) and other resources that are necessary for the Trust’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Trust’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Trust were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Trust
In considering the Trust’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Trust’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Trust’s benchmark index. The Trustees also regularly consider the Trust’s returns at market value relative to its peers, as well as the discount at which the Trust’s shares trade on the New York Stock Exchange compared to its net asset value per share. They also discuss the
Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20 45

Trust’s performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Trust in comparison to the management fees and expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Trust’s shareowners.
The Trustees considered that the Trust’s management fee (based on managed assets) for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio (based on managed assets) of the Trust’s common shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Trust and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Trust and considered that, under the investment management agreement with the Trust, APAM performs additional services for the Trust that it does not provide to those other clients or services that are broader in scope, including oversight of the Trust’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Trust is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Trust.
46 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20

The Trustees concluded that the management fee payable by the Trust to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Trust, including the methodology used by APAM in allocating certain of its costs to the management of the Trust. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Trust. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Trust was not unreasonable.
Economies of Scale
The Trustees considered the extent to which APAM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund that has not raised additional capital, the Trustees concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.
Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Trust. The Trustees considered the character and amount of fees paid or to be paid by the Trust, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Trust and to APAM and its affiliates from the use of “soft” commission dollars generated by the Trust to pay for research and brokerage services.
The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from
Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20 47

APAM’s relationships with the Trust, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Trust receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Trust, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Trust were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Trust, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
48 Pioneer Municipal High Income Trust | Semiannual Report | 10/31/20

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Mark E. Bradley, Treasurer and
Benjamin M. Friedman	Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Marguerite A. Piret	Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.
Custodian and Sub-Administrator
Brown Brothers Harriman & Co.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
American Stock Transfer & Trust Company
Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-710-0935). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
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How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
Account Information	1-800-710-0935

Or write to AST:
For	Write to

General inquiries, lost dividend checks,	American Stock
change of address, lost stock certificates,	Transfer & Trust
stock transfer	Operations Center
6201 15th Ave.
Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)	American Stock
Transfer & Trust
Wall Street Station
P.O. Box 922
New York, NY 10269-0560

Website	www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundipioneer.com/us.
The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareowners may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 19442-14-1220

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

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(1) Gross income from securities lending activities;

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(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

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(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

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(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

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(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Municipal High Income Trust

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 30, 2020

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 30, 2020

* Print the name and title of each signing officer under his or her signature.